                                   EXHIBIT 1


                             JOINT FILING AGREEMENT
                             ----------------------

          Pursuant to Rule 13d-1(k)(1)(iii), we the undersigned agree that the
Schedule 13G, to which this Joint Filing Agreement is attached as Exhibit 1, is filed on behalf of each of us.

Dated:  February 13, 2001

                                   MAYFIELD VI INVESTMENT PARTNERS
                                   A California Limited Partnership

                                   By:  Mayfield VI Management Partners,
                                        a California Limited Partnership,
                                        Its General Partner

                                   By: /s/ James T. Beck
                                      -----------------------------------------
                                       James T. Beck, Authorized Signatory

                                   MAYFIELD VI MANAGEMENT PARTNERS
                                   A California Limited Partnership

                                   By: /s/ James T. Beck
                                      -----------------------------------------
                                       James T. Beck, Authorized Signatory

                                   MAYFIELD MEDICAL PARTNERS
                                   A California Partnership

                                   By:  Mayfield VI Investment Partners,
                                        a California Limited Partnership,
                                        Its General Partner

                                   By:  Mayfield VI Management Partners,
                                        a California Limited Partnership,
                                        Its General Partner

                                        By: /s/ James T. Beck
                                           ------------------------------------
                                            James T. Beck, Authorized Signatory

                                   MAYFIELD ASSOCIATES FUND
                                   A California Limited Partnership

                                   By: /s/ James T. Beck
                                      -----------------------------------------
                                      James T. Beck, Authorized Signatory

                                   F. GIBSON MYERS, JR.

                                   By: /s/ James T. Beck
                                      -----------------------------------------
                                      James T. Beck, Attorney In Fact

                             Page 17 of 32 pages.

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                                   KEVIN A. FONG

                                   By: /s/ James T. Beck
                                      -----------------------------------------
                                      James T. Beck, Attorney In Fact

                                   WILLIAM D. UNGER

                                   By: /s/ James T. Beck
                                      -----------------------------------------
                                      James T. Beck, Attorney In Fact

                                   WENDELL G. VAN AUKEN, III

                                   By: /s/ James T. Beck
                                      -----------------------------------------
                                      James T. Beck, Attorney In Fact

                                   MICHAEL J. LEVINTHAL

                                   By: /s/ James T. Beck
                                      -----------------------------------------
                                      James T. Beck, Attorney In Fact

                                   A. GRANT HEIDRICH, III

                                   By: /s/ James T. Beck
                                      -----------------------------------------
                                      James T. Beck, Attorney In Fact

                             Page 18 of 32 pages.